                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-00266

                           TRI-CONTINENTAL CORPORATION
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end:  12/31

Date of reporting period: 6/30

Semiannual Report



TRI-CONTINENTAL CORPORATION

SEMIANNUAL REPORT FOR
THE PERIOD ENDED
JUNE 30, 2009


TRI-CONTINENTAL CORPORATION SEEKS FUTURE GROWTH OF
BOTH CAPITAL AND INCOME, WHILE PROVIDING REASONABLE
CURRENT INCOME.

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Portfolio of Investments...........    6

Statement of Assets and
  Liabilities......................   15

Statement of Capital Stock and
  Surplus..........................   16

Statement of Operations............   17

Statements of Changes in Net
  Investment Assets................   18

Financial Highlights...............   19

Notes to Financial Statements......   22

Proxy Voting.......................   35

Change in Independent Registered
  Public Accounting Firm...........   36

Proxy Results......................   37




--------------------------------------------------------------------------------
                        TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------
(UNAUDITED)

FUND SUMMARY
--------------------------------------------------------------------------------

> Tri-Continental Corporation (the Fund) common stock declined 0.19% based on net asset value and 5.64% based on market price for the six-month period ended June 30, 2009.

> The Fund underperformed its benchmark, the S&P 500 Index, which gained 3.16% for the six-month period.

> The Fund underperformed its peer group, as represented by the Lipper Closed-
  End Core Funds Average, which gained 5.77% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended June 30, 2009)
--------------------------------------------------------------------------------


                           6 MONTHS*   1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------------
Tri-Continental
  Corporation
  Market Price               -5.64%   -39.55%  -15.11%   -6.15%   -5.25%
-------------------------------------------------------------------------
  Net Asset Value            -0.19%   -35.07%  -13.57%   -6.10%   -5.21%
-------------------------------------------------------------------------
S&P 500 Index(1)
  (unmanaged)                +3.16%   -26.21%   -8.22%   -2.24%   -2.22%
-------------------------------------------------------------------------
Lipper Closed-End Core
  Funds Average(2)           +5.77%   -28.93%  -10.20%   -2.65%   -0.29%
-------------------------------------------------------------------------
Lipper Large-Cap Core
  Funds Average(3)           +4.83%   -25.92%   -8.14%   -2.21%   -1.82%
-------------------------------------------------------------------------


* Not annualized.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting seligman.com. J. & W. Seligman & Co. Incorporated, former investment manager of the Fund, made certain payments to the Fund in 2004. Absent such payments, the net asset value returns that include this period would have been lower.

Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.


--------------------------------------------------------------------------------
2  TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------

The index and the averages do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index or an average.

(1) The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Closed-End Core Funds Average measures the performance of closed-end funds. The average reflects reinvestment of all distributions and changes in market prices.
(3) The Lipper Large-Cap Core Funds Average includes open-end funds that, by portfolio practice, invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value relative to the S&P 500 Index. The average reflects reinvestment of all distributions and changes in market prices. The Lipper Large-Cap Core Funds Average is provided for comparative purposes so that the Fund's performance can be measured against both closed-end and open-end funds with similar portfolio holdings as the Fund. Lipper classifies the Fund, based on its portfolio holdings, as a Closed-End Core Fund.

PRICE PER SHARE
--------------------------------------------------------------------------------


                                JUNE 30, 2009  MARCH 31, 2009  DEC. 31, 2008
----------------------------------------------------------------------------
Market price                        $ 9.19          $8.42          $ 9.86
----------------------------------------------------------------------------
Net asset value                      11.13           9.74           11.29
----------------------------------------------------------------------------


DIVIDEND AND CAPITAL GAIN INFORMATION (for period ended June 30, 2009)
--------------------------------------------------------------------------------


                          CAPITAL GAIN (LOSS)
                 ------------------------------------
DISTRIBUTIONS                UNREALIZED    UNREALIZED
   PAID(a)       REALIZED      GAIN(b)       LOSS(b)
-----------------------------------------------------
    $0.11         $(2.38)       $0.58        $(2.90)
-----------------------------------------------------



(a) Preferred Stockholders were paid dividends totaling $1.25 per share.
(b) Represents the per share amount of gross unrealized gain or loss on portfolio securities as of June 30, 2009.

The net asset value of the Fund's shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.


--------------------------------------------------------------------------------
                        TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                    X     LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

SECTOR DIVERSIFICATION(1)  (at June 30, 2009; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                      9.2%
------------------------------------------------
Consumer Staples                           11.0%
------------------------------------------------
Energy                                     12.6%
------------------------------------------------
Financials                                 15.8%
------------------------------------------------
Health Care                                22.6%
------------------------------------------------
Industrials                                 5.6%
------------------------------------------------
Information Technology                     13.0%
------------------------------------------------
Materials                                   2.2%
------------------------------------------------
Telecommunication Services                  2.6%
------------------------------------------------
Utilities                                   3.1%
------------------------------------------------
Other(2)                                    2.3%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of June 30, 2009. The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
4  TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------

TOP TEN HOLDINGS (at June 30, 2009; % of portfolio assets)
---------------------------------------------------------------------

Chevron                                     5.7%
------------------------------------------------
Johnson & Johnson                           4.7%
------------------------------------------------
Procter & Gamble                            4.3%
------------------------------------------------
Pfizer                                      4.2%
------------------------------------------------
McDonald's                                  3.6%
------------------------------------------------
IBM                                         3.0%
------------------------------------------------
Home Depot                                  3.0%
------------------------------------------------
Amgen                                       2.5%
------------------------------------------------
Bank of America                             2.4%
------------------------------------------------
Occidental Petroleum                        1.8%
------------------------------------------------


Excludes cash & cash equivalents.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                        TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT  5

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JUNE 30, 2009 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (97.3%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (1.4%)
Boeing                                                  59,616             $2,533,680
General Dynamics                                        96,271              5,332,450
ITT                                                     18,839                838,336
Northrop Grumman                                        29,620              1,353,042
United Technologies                                     37,005              1,922,780
                                                                      ---------------
Total                                                                      11,980,288
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.6%)
CH Robinson Worldwide                                   26,764              1,395,743
FedEx                                                   58,611              3,259,943
                                                                      ---------------
Total                                                                       4,655,686
-------------------------------------------------------------------------------------

AUTO COMPONENTS (0.2%)
Johnson Controls                                        66,547              1,445,401
-------------------------------------------------------------------------------------

AUTOMOBILES (0.1%)
Harley-Davidson                                         47,514                770,202
-------------------------------------------------------------------------------------

BEVERAGES (2.4%)
Brown-Forman Cl B                                       20,369                875,460
Coca-Cola                                              191,183              9,174,872
PepsiCo                                                173,093              9,513,191
                                                                      ---------------
Total                                                                      19,563,523
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (3.0%)
Amgen                                                  392,867(b)          20,798,379
Biogen Idec                                             21,192(b)             956,819
Cephalon                                                31,037(b)           1,758,246
Gilead Sciences                                         13,835(b)             648,031
                                                                      ---------------
Total                                                                      24,161,475
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
Masco                                                   68,608                657,265
-------------------------------------------------------------------------------------

CAPITAL MARKETS (2.7%)
Bank of New York Mellon                                104,993              3,077,344
Charles Schwab                                          42,014                736,926
Goldman Sachs Group                                     16,649              2,454,729
Morgan Stanley                                         405,709             11,566,763
State Street                                            61,120              2,884,864
WCAS Capital Partners II LP                          4,292,803(f,h)         1,352,233
                                                                      ---------------
Total                                                                      22,072,859
-------------------------------------------------------------------------------------

CHEMICALS (1.1%)
CF Inds Holdings                                         9,852                730,427
Dow Chemical                                           350,196              5,652,163
EI du Pont de Nemours & Co                              70,716              1,811,744
PPG Inds                                                26,162              1,148,512
                                                                      ---------------
Total                                                                       9,342,846
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.2%)
BB&T                                                    70,863              1,557,569
Comerica                                                50,712              1,072,559
Fifth Third Bancorp                                     98,736                701,026
First Horizon Natl                                      73,739                884,864
KeyCorp                                                123,471                646,988
Marshall & Ilsley                                      140,663                675,182
PNC Financial Services Group                            68,155              2,645,096
SunTrust Banks                                          61,720              1,015,294
Wells Fargo & Co                                       359,945              8,732,265
                                                                      ---------------
Total                                                                      17,930,843
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Avery Dennison                                          27,121                696,467
Iron Mountain                                           27,654(b)             795,053
Republic Services                                       81,844              1,997,812
Stericycle                                              15,157(b)             781,040
                                                                      ---------------
Total                                                                       4,270,372
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.3%)
Cisco Systems                                          259,043(b)           4,828,562
Corning                                                326,269              5,239,880
Motorola                                               406,815              2,697,183
QUALCOMM                                               137,914              6,233,713
                                                                      ---------------
Total                                                                      18,999,338
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
6  TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

COMPUTERS & PERIPHERALS (4.3%)
Dell                                                   351,031(b)          $4,819,656
Hewlett-Packard                                        110,964              4,288,759
IBM                                                    232,905(d)          24,319,939
Lexmark Intl Cl A                                       64,655(b)           1,024,782
QLogic                                                  74,089(b)             939,449
                                                                      ---------------
Total                                                                      35,392,585
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
Fluor                                                   25,350              1,300,202
-------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.2%)
Vulcan Materials                                        36,162              1,558,582
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.7%)
American Express                                        29,059                675,331
Capital One Financial                                  110,776              2,423,779
Discover Financial Services                             99,564              1,022,522
SLM                                                    129,265(b)           1,327,552
                                                                      ---------------
Total                                                                       5,449,184
-------------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Genuine Parts                                           29,421                987,369
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.6%)
Apollo Group Cl A                                       45,020(b)           3,201,822
H&R Block                                               77,095              1,328,347
                                                                      ---------------
Total                                                                       4,530,169
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (4.7%)
Bank of America                                      1,472,802             19,440,987
CIT Group                                              137,161                294,896
Citigroup                                            2,617,393              7,773,657
CME Group                                                2,791                868,308
JPMorgan Chase & Co                                    292,301              9,970,387
                                                                      ---------------
Total                                                                      38,348,235
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.1%)
AT&T                                                    60,738              1,508,732
CenturyTel                                              36,445              1,118,862
Frontier Communications                                 80,589                575,405
Qwest Communications Intl                              183,030                759,575
Verizon Communications                                 415,670             12,773,538
                                                                      ---------------
Total                                                                      16,736,112
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.6%)
Edison Intl                                             29,772                936,627
Northeast Utilities                                     38,587                860,876
Pinnacle West Capital                                   30,607                922,801
Progress Energy                                         84,011              3,178,136
Southern                                               238,044              7,417,451
                                                                      ---------------
Total                                                                      13,315,891
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.4%)
Emerson Electric                                        68,399              2,216,128
Rockwell Automation                                     24,160                776,019
                                                                      ---------------
Total                                                                       2,992,147
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.5%)
FLIR Systems                                            39,880(b)             899,693
Jabil Circuit                                          166,965              1,238,880
Tyco Electronics                                       121,885(c)           2,265,842
                                                                      ---------------
Total                                                                       4,404,415
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.1%)
Baker Hughes                                            67,743              2,468,555
BJ Services                                             96,118              1,310,088
Diamond Offshore Drilling                               11,999                996,517
ENSCO Intl                                              65,568              2,286,356
Halliburton                                            202,292              4,187,444
Nabors Inds                                             16,496(b,c)           257,008
Natl Oilwell Varco                                      76,799(b)           2,508,255
Noble                                                   62,178              1,880,885
Smith Intl                                              29,906                770,080
Weatherford Intl                                        11,912(b,c)           232,999
                                                                      ---------------
Total                                                                      16,898,187
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.0%)
SYSCO                                                   75,211              1,690,743
Walgreen                                                82,882              2,436,731
Wal-Mart Stores                                         90,429              4,380,381
                                                                      ---------------
Total                                                                       8,507,855
-------------------------------------------------------------------------------------

FOOD PRODUCTS (1.1%)
Archer-Daniels-Midland                                  57,068              1,527,710
Campbell Soup                                           29,686                873,362
Dean Foods                                              40,694(b)             780,918
General Mills                                           52,101              2,918,698
JM Smucker                                              26,839              1,305,986


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                        TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT  7

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
FOOD PRODUCTS (CONT.)
Kellogg                                                 19,352               $901,223
Sara Lee                                                85,249                832,030
                                                                      ---------------
Total                                                                       9,139,927
-------------------------------------------------------------------------------------

GAS UTILITIES (0.2%)
Nicor                                                   24,521                848,917
Questar                                                 22,473                698,011
                                                                      ---------------
Total                                                                       1,546,928
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Becton Dickinson & Co                                   27,125              1,934,283
Covidien                                                38,683(c)           1,448,292
Medtronic                                               31,535              1,100,256
                                                                      ---------------
Total                                                                       4,482,831
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.5%)
Cardinal Health                                         57,345              1,751,890
CIGNA                                                  125,553              3,024,572
DaVita                                                  32,035(b)           1,584,451
Humana                                                  24,709(b)             797,112
Laboratory Corp of America Holdings                     12,563(b)             851,646
McKesson                                                39,454              1,735,976
Quest Diagnostics                                       58,653              3,309,789
UnitedHealth Group                                     281,928              7,042,561
                                                                      ---------------
Total                                                                      20,097,997
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (3.7%)
McDonald's                                             508,270             29,220,442
Starbucks                                               56,747(b)             788,216
                                                                      ---------------
Total                                                                      30,008,658
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.2%)
Leggett & Platt                                         56,843                865,719
Pulte Homes                                             81,133                716,404
                                                                      ---------------
Total                                                                       1,582,123
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (5.2%)
Clorox                                                  42,557              2,375,957
Colgate-Palmolive                                       73,635              5,208,940
Procter & Gamble                                       687,232             35,117,555
                                                                      ---------------
Total                                                                      42,702,452
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
Constellation Energy Group                              35,925                954,887
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.9%)
General Electric                                       288,775              3,384,443
Textron                                                 66,356                640,999
Tyco Intl                                              115,005(c)           2,987,830
                                                                      ---------------
Total                                                                       7,013,272
-------------------------------------------------------------------------------------

INSURANCE (4.8%)
AFLAC                                                   55,592              1,728,355
Allstate                                               353,880              8,634,673
Aon                                                     84,339              3,193,918
Assurant                                                28,410                684,397
Chubb                                                   59,901              2,388,852
Hartford Financial Services Group                       61,987                735,786
Lincoln Natl                                            49,430                850,690
Marsh & McLennan Companies                              74,640              1,502,503
MetLife                                                172,900              5,188,729
Principal Financial Group                               62,611              1,179,591
Progressive                                            196,964(b)           2,976,126
Prudential Financial                                    31,793              1,183,335
Torchmark                                               41,023              1,519,492
Travelers Companies                                    152,125              6,243,210
Unum Group                                              57,272                908,334
                                                                      ---------------
Total                                                                      38,917,991
-------------------------------------------------------------------------------------

IT SERVICES (1.3%)
Affiliated Computer Services Cl A                       28,552(b)           1,268,280
Automatic Data Processing                              103,230              3,658,472
Computer Sciences                                       29,428(b)           1,303,660
MasterCard Cl A                                         15,243              2,550,306
Paychex                                                 68,965              1,737,918
                                                                      ---------------
Total                                                                      10,518,636
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Hasbro                                                  17,965                435,472
Mattel                                                  66,506              1,067,421
                                                                      ---------------
Total                                                                       1,502,893
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
8  TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

MACHINERY (1.2%)
Cummins                                                 36,900             $1,299,249
Eaton                                                   30,441              1,357,973
Illinois Tool Works                                     67,069              2,504,357
Ingersoll-Rand                                         108,637(c)           2,270,513
PACCAR                                                  30,371                987,361
Parker Hannifin                                         27,786              1,193,687
                                                                      ---------------
Total                                                                       9,613,140
-------------------------------------------------------------------------------------

MEDIA (1.0%)
CBS Cl B                                               202,002              1,397,854
Comcast Cl A                                           220,998              3,202,261
DIRECTV Group                                           82,626(b)           2,041,688
Gannett                                                234,802                838,243
News Corp Cl A                                         107,443                978,806
                                                                      ---------------
Total                                                                       8,458,852
-------------------------------------------------------------------------------------

METALS & MINING (0.8%)
Alcoa                                                   60,562                625,605
Allegheny Technologies                                  24,486                855,296
Freeport-McMoRan Copper & Gold                          28,588              1,432,544
Newmont Mining                                          34,888              1,425,873
Nucor                                                   29,439              1,307,975
United States Steel                                     30,531              1,091,178
                                                                      ---------------
Total                                                                       6,738,471
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.8%)
Family Dollar Stores                                    71,498              2,023,393
JC Penney                                               29,136                836,495
Kohl's                                                  58,972(b)           2,521,053
Macy's                                                  65,125                765,870
                                                                      ---------------
Total                                                                       6,146,811
-------------------------------------------------------------------------------------

MULTI-UTILITIES (1.2%)
Consolidated Edison                                     61,365              2,296,278
PG&E                                                   141,394              5,435,185
SCANA                                                   27,155                881,723
Xcel Energy                                             66,717              1,228,260
                                                                      ---------------
Total                                                                       9,841,446
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Xerox                                                  123,011                797,111
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (10.6%)
Apache                                                  63,178              4,558,293
Chevron                                                708,056(d)          46,908,711
ConocoPhillips                                         123,756              5,205,177
Hess                                                    53,467              2,873,851
Marathon Oil                                           160,201              4,826,856
Murphy Oil                                              34,239              1,859,862
Occidental Petroleum                                   223,422             14,703,403
Peabody Energy                                          52,438              1,581,530
Sunoco                                                  24,149                560,257
Tesoro                                                  44,673                568,687
Valero Energy                                          109,961              1,857,241
Williams Companies                                      47,673                744,176
                                                                      ---------------
Total                                                                      86,248,044
-------------------------------------------------------------------------------------

PHARMACEUTICALS (12.9%)
Abbott Laboratories                                     36,220              1,703,789
Allergan                                                22,029              1,048,140
Bristol-Myers Squibb                                    72,690              1,476,334
Eli Lilly & Co                                          69,672              2,413,438
Forest Laboratories                                    114,465(b)           2,874,216
Johnson & Johnson                                      671,478             38,139,949
King Pharmaceuticals                                    64,212(b)             618,362
Merck & Co                                             309,587              8,656,053
Pfizer                                               2,293,822             34,407,330
Schering-Plough                                        352,988              8,867,059
Wyeth                                                  112,068              5,086,767
                                                                      ---------------
Total                                                                     105,291,437
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (0.1%)
Dun & Bradstreet                                         9,432                765,973
-------------------------------------------------------------------------------------

ROAD & RAIL (0.1%)
Norfolk Southern                                        28,132              1,059,732
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.1%)
Altera                                                  22,501                366,316
Intel                                                  743,067             12,297,759
Linear Technology                                       28,598                667,763
MEMC Electronic Materials                               75,552(b)           1,345,581
Microchip Technology                                    48,510              1,093,901
Xilinx                                                  83,265              1,703,602
                                                                      ---------------
Total                                                                      17,474,922
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                        TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT  9

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SOFTWARE (2.3%)
BMC Software                                            17,722(b)            $598,826
Intuit                                                  59,727(b)           1,681,912
Macrovision Solutions                                  590,649(b)          12,882,055
Symantec                                               214,023(b)           3,330,198
                                                                      ---------------
Total                                                                      18,492,991
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (5.5%)
Abercrombie & Fitch Cl A                                42,922              1,089,790
AutoNation                                              50,188(b)             870,762
AutoZone                                                 8,613(b)           1,301,510
Bed Bath & Beyond                                       79,348(b)           2,439,951
Best Buy                                                33,771              1,130,991
Gap                                                    136,021              2,230,744
Home Depot                                           1,028,999             24,315,246
Lowe's Companies                                       312,372              6,063,141
O'Reilly Automotive                                     49,800(b)           1,896,384
Sherwin-Williams                                        60,838              3,270,043
                                                                      ---------------
Total                                                                      44,608,562
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.6%)
Coach                                                   47,997              1,290,159
Nike Cl B                                               53,138              2,751,486
VF                                                      19,467              1,077,498
                                                                      ---------------
Total                                                                       5,119,143
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.3%)
People's United Financial                              181,962              2,736,708
-------------------------------------------------------------------------------------

TOBACCO (1.2%)
Altria Group                                           446,561              7,319,135
Lorillard                                               37,660              2,552,218
                                                                      ---------------
Total                                                                       9,871,353
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.1%)
Fastenal                                                23,363                774,951
WW Grainger                                              4,874                399,083
                                                                      ---------------
Total                                                                       1,174,034
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
Sprint Nextel                                          933,158(b)           4,488,490
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $929,915,289)                                                     $793,666,846
-------------------------------------------------------------------------------------





BONDS (0.4%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
BROKERAGE
Lehman Brothers Holdings
 Equity-Linked Notes (ELNs)
 Sr Unsecured
 09-14-08                            53.31%           $148,440(b,e,f)      $1,584,389
 10-02-08                            39.50             148,440(b,e,f)       1,961,783
                                                                      ---------------
Total                                                                       3,546,172
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $29,688,000)                                                        $3,546,172
-------------------------------------------------------------------------------------





MONEY MARKET FUND (2.3%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.30%              19,045,128(g)        $19,045,128
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $19,045,128)                                                       $19,045,128
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $978,648,417)(i)                                                  $816,258,146
=====================================================================================





INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2009



                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
S&P 500 Index                   46         10,528,250    Sept. 2009         (241,084)





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
10  TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2009, the value of foreign securities represented 1.2% of net assets.

(d) At June 30, 2009, investments in securities included securities valued at $1,997,590 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(e)  This position is in bankruptcy.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at June 30, 2009 was $4,898,405 representing 0.6% of net assets. Information concerning such security holdings at June 30, 2009 is as follows:

                                                ACQUISITION
     SECURITY                                      DATES                  COST
     ----------------------------------------------------------------------------
     Lehman Brothers Holdings
       53.31% 2008                               03-07-08             $14,844,000
       39.50% 2008                               03-26-08              14,844,000
     WCAS Capital Partners II
       LP                                 12-11-90 thru 03-24-98        4,292,803


(g) Affiliated Money Market Fund -- See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2009.

(h)  Restricted security.

(i) At June 30, 2009, the cost of securities for federal income tax purposes was approximately $978,648,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $40,373,000
     Unrealized depreciation                         (202,763,000)
     ------------------------------------------------------------
     Net unrealized depreciation                    $(162,390,000)
     ------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT  11

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

SFAS 157 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. When a valuation uses multiple inputs from varying levels of the hierarchy, the hierarchy level is determined based on the lowest level input or inputs that are significant to the fair value measurement in its entirety. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
12  TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

                                        FAIR VALUE AT JUNE 30, 2009
                         ---------------------------------------------------------
                              LEVEL 1        LEVEL 2
                           QUOTED PRICES      OTHER        LEVEL 3
                             IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                            MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION              IDENTICAL ASSETS     INPUTS       INPUTS         TOTAL
----------------------------------------------------------------------------------
Equity Securities
  Common Stocks
    Capital Markets         $20,720,626            $--   $1,352,233    $22,072,859
    Other                   771,593,987(a)          --           --    771,593,987
----------------------------------------------------------------------------------
Total Equity Securities     792,314,613             --    1,352,233    793,666,846
----------------------------------------------------------------------------------
Bonds
  Corporate Debt
    Securities                       --      3,546,172           --      3,546,172
----------------------------------------------------------------------------------
Total Bonds                          --      3,546,172           --      3,546,172
----------------------------------------------------------------------------------
Other
  Affiliated Money
    Market Fund              19,045,128(b)          --           --     19,045,128
----------------------------------------------------------------------------------
Total Other                  19,045,128             --           --     19,045,128
----------------------------------------------------------------------------------
Investments in
  Securities                811,359,741      3,546,172    1,352,233    816,258,146
Other Financial
  Instruments                  (241,084)(c)         --           --       (241,084)
----------------------------------------------------------------------------------
Total                      $811,118,657     $3,546,172   $1,352,233   $816,017,062
----------------------------------------------------------------------------------


(a) All other industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at June 30, 2009.
(c) Other financial instruments are derivative instruments, such as futures, which are valued at the unrealized appreciation (depreciation) on the instrument.


--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                     COMMON
                                                     STOCKS
-------------------------------------------------------------
Balance as of Dec. 31, 2008                        $1,893,126
  Accrued discounts/premiums                               --
  Realized gain (loss)                                     --
  Change in unrealized appreciation
    (depreciation)                                   (540,893)
  Net purchases (sales)                                    --
  Transfers in and/or out of Level 3                       --
-------------------------------------------------------------
Balance as of June 30, 2009                        $1,352,233
-------------------------------------------------------------





HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
14  TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
JUNE 30, 2009 (UNAUDITED)


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $959,603,289)                     $797,213,018
  Affiliated money market fund (identified cost $19,045,128)                19,045,128
--------------------------------------------------------------------------------------
Total investments (identified cost $978,648,417)                           816,258,146
Cash                                                                           650,844
Dividends and accrued interest receivable                                    1,017,664
Variation margin receivable on futures contracts                                18,400
Other assets                                                                    47,490
--------------------------------------------------------------------------------------
Total assets                                                               817,992,544
--------------------------------------------------------------------------------------
LIABILITIES
Preferred Stock dividends payable                                              470,463
Accrued investment management services fees                                    245,625
Accrued Stockholder servicing and transfer agency fees                         973,679
Accrued administrative services fees                                            22,345
Accrued stockholders' meeting fees                                              65,761
Other accrued expenses                                                         358,216
--------------------------------------------------------------------------------------
Total liabilities                                                            2,136,089
--------------------------------------------------------------------------------------
NET INVESTMENT ASSETS                                                      815,856,455
  Preferred Stock                                                           37,637,000
--------------------------------------------------------------------------------------
NET ASSETS FOR COMMON STOCK                                               $778,219,455
--------------------------------------------------------------------------------------
Net assets per share of Common Stock
  (Market value -- $9.19)                                                 $      11.13
--------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT  15

STATEMENT OF CAPITAL STOCK AND SURPLUS  ----------------------------------------




JUNE 30, 2009 (UNAUDITED)
CAPITAL STOCK
$2.50 Cumulative Preferred Stock, $50 par value, assets
  coverage per share $1,084
  Shares authorized -- 1,000,000; issued and
  outstanding -- 752,740                                      $   37,637,000
Common Stock, $0.50 par value:
  Shares authorized -- 159,000,000; issued and
  outstanding -- 69,903,600                                       34,951,800
SURPLUS
Capital surplus                                                1,734,700,922
Excess of dividends over net investment income                    (1,746,554)
Accumulated net realized gain (loss)                            (827,055,358)
Net unrealized depreciation on investments                      (162,631,355)
----------------------------------------------------------------------------
NET INVESTMENT ASSETS                                         $  815,856,455
----------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
16  TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  11,497,927
Income distributions from affiliated money market fund                     2,360
--------------------------------------------------------------------------------
Total income                                                          11,500,287
--------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    1,537,418
Stockholder servicing and transfer agency fees                         2,196,809
Administrative services fees                                              22,345
Custodian fees                                                            86,332
Stockholders' meeting fees                                                98,135
Printing and postage                                                     246,600
Professional fees                                                         35,989
Compensation of board members                                             12,730
Tender offer fees                                                        479,860
Other                                                                    225,103
--------------------------------------------------------------------------------
Total expenses                                                         4,941,321
--------------------------------------------------------------------------------
Investment income (loss) -- net*                                       6,558,966
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             (167,767,799)
  Futures contracts                                                   (1,634,939)
  Payment from the Investment Manager (Note 2)                         3,120,206
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (166,282,532)
Net change in unrealized depreciation on investments                 145,843,298
--------------------------------------------------------------------------------
Net gain (loss) on investments                                       (20,439,234)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations              $ (13,880,268)
--------------------------------------------------------------------------------


* Net investment income for Common Stock is $5,618,041, which is net of Preferred Stock dividends of $940,925.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT  17

STATEMENTS OF CHANGES IN NET INVESTMENT
ASSETS -------------------------------------------------------------------------


                                                                   SIX MONTHS ENDED       YEAR ENDED
                                                                      JUNE 30, 2009    DEC. 31, 2008
                                                                        (UNAUDITED)
OPERATIONS
Investment Income (loss) -- net                                       $   6,558,966  $    53,714,647
Net realized gain (loss) on investments                                (166,282,532)    (937,438,211)
Net change in unrealized appreciation (depreciation) on
  investments                                                           145,843,298     (116,914,507)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net investment assets resulting from
  operations                                                            (13,880,268)  (1,000,638,071)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO STOCKHOLDERS
Net investment income:
  Preferred Stock (per share: $1.25 and $2.50)                             (940,925)      (1,881,850)
  Common Stock (per share: $0.10 and $0.50)                              (7,330,148)     (51,832,797)
Net realized gain:
  Common Stock (per share: $0 and $0.39)                                         --      (40,184,455)
Return of capital:
  Common Stock (per share: $0 and $1.22)                                         --     (126,224,708)
----------------------------------------------------------------------------------------------------
Decrease in net investment assets from distributions                     (8,271,073)    (220,123,810)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Value of shares of Common Stock issued at market price in
  distributions (348,285 and 4,651,557 shares)                            2,958,559       70,865,000
Value of shares of Common Stock issued for investment plan
  purchases (238,102 and 375,285 shares)                                  2,096,305        5,809,097
Cost of shares of Common Stock purchased from investment plan
  participants (629,207 and 1,810,291 shares)                            (5,569,768)     (27,998,020)
Cost of shares of Common Stock purchased in the open market (0
  and 1,463,111 shares)                                                          --      (26,013,153)
Cost of shares of Common Stock purchased in in-kind tender offer
  (0 and 25,633,247 shares)                                                      --     (281,453,052)
Cost of shares of Common Stock purchased in cash tender offer
  (9,247,000 and 0 shares)                                              (93,024,820)              --
Net proceeds from issuance of shares of Common Stock upon
  exercise of warrants (12,095 and 23,516 shares)                            11,248           22,362
----------------------------------------------------------------------------------------------------
Increase (decrease) in net investment assets from capital share
  transactions                                                          (93,528,476)    (258,767,766)
----------------------------------------------------------------------------------------------------
Total increase (decrease) in net investment assets                     (115,679,817)  (1,479,529,647)
Net investment assets at beginning of period                            931,536,272    2,411,065,919
----------------------------------------------------------------------------------------------------
Net investment assets at end of period                                $ 815,856,455  $   931,536,272
----------------------------------------------------------------------------------------------------
Excess of distributions over net investment income                    $  (1,746,554) $       (34,447)
----------------------------------------------------------------------------------------------------



Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
18  TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common shares basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average shares outstanding during the period.

Total investment return measures the Fund's performance assuming that investors purchased shares of the Fund at the market value or net asset value as of the beginning of the period, invested all distributions paid, as provided for in the Fund's Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the sale of shares of the Fund, and are not annualized for periods of less than one year.

The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.


--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT  19

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

PER SHARE OPERATING PERFORMANCE


                                                              Fiscal period ended Dec. 31,
                             2009(e)          2008             2007              2006              2005              2004
Net asset value,
 beginning of period          $11.29          $23.03            $25.66            $22.16            $21.87            $19.55
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM
 INVESTMENT
 OPERATIONS:
Net investment
 income (loss)                   .09             .52               .84               .33               .26               .26
Net gains (losses)
 (both realized and
 unrealized)                    (.16)          (9.88)            (1.01)             3.47               .29              2.31
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease)
 from investment
 operations                     (.07)          (9.36)            (0.17)             3.80               .55              2.57
----------------------------------------------------------------------------------------------------------------------------
LESS:
Dividends paid on
 Preferred Stock                (.01)           (.02)             (.02)             (.02)             (.02)             (.02)
Dividends paid on
 Common Stock                   (.10)           (.50)             (.87)             (.28)             (.24)             (.23)
Distributions from
 realized gains                   --            (.39)            (1.57)               --                --                --
Distributions from
 return of capital                --           (1.22)               --                --                --                --
Issuance of Common
 Stock in
 distributions                  (.02)           (.25)               --                --                --                --
----------------------------------------------------------------------------------------------------------------------------
Total distributions             (.13)          (2.38)            (2.46)             (.30)             (.26)             (.25)
Payment from the
 Investment
 Manager(b)                      .04              --                --                --                --                --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end
 of period                    $11.13          $11.29            $23.03            $25.66            $22.16            $21.87
----------------------------------------------------------------------------------------------------------------------------
Adjusted net asset
 value, end of
 period(a)                    $11.09          $11.26            $22.98            $25.60            $22.10            $21.82
Market value, end of
 period                        $9.19           $9.86            $20.90            $22.38            $18.58            $18.28
TOTAL RETURN
Based upon market
 value                        (5.64%)        (45.89%)            3.51%            22.10%             2.98%            12.95%
Based upon net asset
 value                         (.19%)(b)     (43.77%)            (.52%)           17.38%             2.66%            13.36%(c)
RATIOS/SUPPLEMENTAL DATA
Expenses to average
 net investment
 assets                        1.12%(d)         .71%              .65%              .79%              .64%              .65%
Expenses to average
 net assets for
 Common Stock                  1.17%(d)         .73%              .66%              .80%              .65%              .66%
Net investment
 income to average
 net investment
 assets                        1.83%(d)        2.90%             3.17%             1.37%             1.18%             1.26%
Net investment
 income to average
 net assets for
 Common Stock                  1.93%(d)        2.96%             3.22%             1.40%             1.20%             1.28%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover
 rate                            38%            111%              123%              122%               71%               47%
----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT
 ASSETS, END OF
 PERIOD (IN
 MILLIONS):
For Common Stock            $777,908        $893,899        $2,373,429        $2,657,209        $2,392,304        $2,470,781
For Preferred Stock           37,637          37,637            37,637            37,637            37,637            37,637
----------------------------------------------------------------------------------------------------------------------------
TOTAL NET INVESTMENT
 ASSETS                     $815,545        $931,536        $2,411,066        $2,694,846        $2,429,941        $2,508,418
----------------------------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
20  TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
(a) Assumes the exercise of outstanding warrants.
(b) During the six months ended June 30, 2009, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.48%.
(c) Excluding the effect of the payments received from the Fund's predecessor investment manager in 2004, the total investment return would have been 13.33%.
(d) Adjusted to an annual basis. The Non-Recurring Charges (see Note 4 to the Financial Statements) have not been annualized, as they represent a one-time occurrence.
(e) Six months ended June 30, 2009 (Unaudited).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT  21

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------
(UNAUDITED AS OF JUNE 30, 2009)

1. ORGANIZATION

Tri-Continental Corporation (the Fund) is registered under the Investment Company Act of 1940, as amended (1940 Act) as a diversified, closed-end management investment company. The Fund has 1 million authorized shares of preferred capital stock and 159 million authorized shares of common stock which trades primarily on the New York Stock Exchange (NYSE) under the symbol "TY".

The Fund invests primarily for the longer term and its objective is to produce future growth of both capital and income while providing reasonable current income.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the NYSE. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on

--------------------------------------------------------------------------------
22  TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager), as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61(st) day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

ILLIQUID SECURITIES
At June 30, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at June 30, 2009 was $4,898,405 representing 0.60% of net assets. Certain illiquid securities may be valued by management at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified

--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT  23

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

PAYMENT FROM THE INVESTMENT MANAGER
During the six months ended June 30, 2009, the Investment Manager voluntarily reimbursed the Fund $3,120,206 for a loss on a trading error.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to Stockholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO STOCKHOLDERS
Effective Jan. 8, 2009, the Fund adopted an earned distribution policy. Under this policy, the Fund intends to make distributions to holders of Common Stock that are approximately equal to net investment income, less dividends payable on the Fund's Preferred Stock. Capital gains, when available, are distributed to Common Stockholders along with the last income dividend of the calendar year.

Prior to Jan. 8, 2009, the Fund had a level rate distribution policy which called for quarterly distributions to holders of Common Stock equal to 2.75% of the net asset value attributable to a share of the Fund's Common Stock on the last business day of the preceding calendar quarter (or approximately 11% annually) consisting of distributions of income and one or both of net realized capital gains and returns of capital.

Dividends and other distributions to Stockholders are recorded on ex-dividend dates.


--------------------------------------------------------------------------------
24  TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividends receivable are recognized on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. The gross

--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


notional amount of long contracts was $10.5 million at June 30, 2009. The fair value of such contracts on June 30, 2009 is set forth in the table below.

OPTION TRANSACTIONS
The Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter (OTC) market to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments. The Fund may also buy and sell put and call options and write covered call options on portfolio securities. Options are contracts which entitle the holder to purchase or sell securities or other financial instruments at a specified price, or in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Completion of transactions for options traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC options trades. Cash collateral held or posted by the Fund for such option trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE. The Fund will realize a gain or loss when the option transaction expires or is exercised. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make as a guarantor for written put options. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put options by

--------------------------------------------------------------------------------
26  TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



holders of the option contracts or proceeds received upon entering into the contracts. At June 30, 2009, the Fund had no outstanding written or purchased options.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT JUNE 30, 2009


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------
Equity contracts                                      Net assets --
                                                      unrealized
                     N/A                      N/A     depreciation          $241,084*
-------------------------------------------------------------------------------------
TOTAL                                         N/A                           $241,084
-------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2009


   AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------------
RISK EXPOSURE CATEGORY             FUTURES        OPTIONS         TOTAL
--------------------------------------------------------------------------
Equity contracts                 $(1,634,939)  $(13,629,094)  $(15,264,033)
--------------------------------------------------------------------------
TOTAL                            $(1,634,939)  $(13,629,094)  $(15,264,033)
--------------------------------------------------------------------------



     CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES
                            RECOGNIZED IN INCOME
---------------------------------------------------------------------------
RISK EXPOSURE CATEGORY             FUTURES        OPTIONS          TOTAL
---------------------------------------------------------------------------
Equity contracts                  $(241,084)    $13,368,643     $13,127,559
---------------------------------------------------------------------------
TOTAL                             $(241,084)    $13,368,643     $13,127,559
---------------------------------------------------------------------------




--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

4. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines on behalf of the Fund which securities will be purchased, held or sold. Effective June 15, 2009, the management fee charged by the Investment Manager is 0.355% of the Fund's average daily net assets. Prior to June 15, 2009, the Investment Manager received a fee equal to 0.40% of the Fund's average daily net assets. The management fee for the six months ended June 30, 2009 was 0.40% of the Fund's average daily net assets. The reduction in the investment management services fee on June 15, 2009 is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for more information.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective June 15, 2009, the Fund pays Ameriprise Financial a fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's net assets increase. The administrative services fee was 0.01% of the Fund's average daily net assets for the six months ended June 30, 2009 (annualized). Prior to June 15, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on June 15, 2009 are offset by corresponding decreases in the investment management fees charged to the Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended June 30, 2009, other expenses paid to this company were $3,873.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family


--------------------------------------------------------------------------------
28  TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

STOCKHOLDER SERVICING FEES
Under a Stockholder Service Agent Agreement, RiverSource Service Corporation (the Stockholder Servicing Agent) maintains Fund Stockholder accounts and records and provides Fund Stockholder services. Effective June 15, 2009, the Fund pays the Stockholder Servicing Agent a fee equal to 0.10% of the average daily net assets of the Fund's shares of Common Stock.

Prior to June 15, 2009, Seligman Data Corp. (SDC), owned by six associated investment companies, including the Fund, provided Stockholder servicing and transfer agency services to the Fund, as well as certain other Seligman funds. The Fund's ownership interest in SDC at June 30, 2009 is included in other assets in the Statement of Assets and Liabilities at a cost of $43,681. In January 2009, the Board approved the Fund's termination of the Stockholder account servicing and transfer agency relationship with SDC, and the engagement of RiverSource Service Corporation to provide Stockholder account and transfer agency services. As a result of the Board's termination of the Stockholder servicing and transfer agency relationship with SDC (which was SDC's sole business), SDC has exited the Stockholder servicing and transfer agent business, effective June 15, 2009.

For the period from Jan. 1, 2009 to June 15, 2009, SDC charged the Fund $915,850 for Stockholder account and transfer agency services in accordance with a methodology approved by the Fund's Board.

In connection with the termination of the Fund's relationship with SDC, the Fund incurred certain non-recurring charges, including charges relating to SDC's leases (the Non-Recurring Charges). These Non-Recurring Charges were incurred over a period from Jan. 28, 2009 to June 12, 2009, and amounted to $1,174,205, or 0.16% of the Fund's average daily net assets for the six months ended June 30, 2009 (not annualized). These Non-Recurring Charges are included in the Stockholder servicing and transfer agency fees in the Statement of Operations. The liability remaining at June 30, 2009 for the Non-Recurring Charges amounted to $935,293 and is included in the accrued Stockholder servicing and transfer agency fees in the Statement of Assets and Liabilities.

The Fund and certain other associated investment companies (together, the Guarantors) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of a lease entered into by SDC, including the payment of rent by SDC (the Guaranty). The lease and the related Guaranty expire in January 2019. The obligation of the Fund to pay any amount

--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


due under the Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund's percentage of the expenses billed by SDC to all Guarantors in the preceding calendar quarter. As of June 30, 2009, the Fund's total potential future obligation under the Guaranty over the life of the Guaranty is $921,300. The net present value of this obligation as of June 12, 2009 has been expensed as part of the aforementioned Non-Recurring Charges.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $299,026,571 and $377,204,666, respectively, for the six months ended June 30, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL STOCK TRANSACTIONS

Under the Fund's Charter, dividends on Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Fund's option at any time on 30 days' notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

The Fund, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended June 30, 2009, the Fund purchased 629,207 shares of Common Stock from Plan participants at a cost of $5,569,768, which represented a weighted average discount of 13.8% from the net asset value of those acquired shares. A total of 238,102 shares were issued to Plan participants during the period for proceeds of $2,096,305, a weighted average discount of 14.4% from the net asset value of those shares. In addition, a total of 348,285 shares were issued at market price in distributions during the period for proceeds of $2,958,559, a weighted average discount of 15.2% from the net asset value of those shares.

The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board may deem advisable. No such additional purchases were made during the six months ended June 30, 2009.

At June 30, 2009, the Fund reserved 229,587 shares of Common Stock for issuance upon exercise of 9,491 Warrants, each of which entitled the holder to purchase
24.19 shares of Common Stock at $0.93 per share.


--------------------------------------------------------------------------------
30  TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


Assuming the exercise of all Warrants outstanding at June 30, 2009, net investment assets would have increased by $213,516 and the net asset value of the Common Stock would have been $11.09 per share. The number of Warrants exercised during the six months ended June 30, 2009 and the year ended Dec. 31, 2008 was 500 and 994, respectively.

The Fund conducted a cash tender offer for up to 12.5% of its issued and outstanding shares of Common Stock, which expired on Feb. 11, 2009. The number of shares of Common Stock that were tendered through the expiration date was 9,247,000 (or approximately 11.7% of the Fund's Common Stock outstanding). Because less than 12.5% of the issued and outstanding shares of Common Stock of the Fund was tendered through the expiration date, all properly tendered shares were accepted for purchase. The purchase price was equal to 99.25% of the net asset value per share of the Fund's Common Stock as of the close of the regular trading session of the NYSE on Feb. 12, 2009. The total value of the Common Stock shares purchased was $93,024,820, which was paid in cash.

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $20,183,964 and $1,138,836, respectively, for the six months ended June 30, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at June 30, 2009, can be found in the Portfolio of Investments.

8. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of options contracts, investments in partnerships, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.


--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

For federal income tax purposes, the Fund had a capital loss carry-over of $217,818,492 at Dec. 31, 2008, that if not offset by capital gains will expire in 2016.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Dec. 31, 2008, the Fund had a post-October loss of $414,241,970 that is treated for income tax purposes as occurring on Jan. 1, 2009.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

9. RISKS RELATING TO CERTAIN INVESTMENTS

To the extent that the Fund invests a substantial percentage of its assets in an industry, the Fund's performance may be negatively affected if that industry falls out of favor. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline and the Fund's performance may be negatively affected.

10. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Aug. 24, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment

--------------------------------------------------------------------------------
32  TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the

--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the funds. Further, although we believe

--------------------------------------------------------------------------------
34  TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



proceedings are not likely to have a material adverse effect on the funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; visiting seligman.com; or searching the website of the Securities and Exchange Commission
(SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting seligman.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT  35

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM  -----------------------

On March 11, 2009, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2009 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP effective March 18, 2009. On June 9, 2009, Fund Stockholders ratified the Board's selection of Ernst & Young LLP as the Fund's independent registered public accounting firm for 2009. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended Dec. 31, 2008 and the year ended Dec. 31, 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through March 11, 2009 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.


--------------------------------------------------------------------------------
36  TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT

PROXY RESULTS  -----------------------------------------------------------------

The Annual Meeting of Stockholders of the Fund was held on June 9, 2009. Stockholders voted in favor of each of the Board's two proposals and voted against a Stockholder proposal. The description of each proposal and number of shares voted are as follows:

PROPOSAL 1
To elect four Directors to the Fund's Board, each to hold office until the 2012 annual meeting of Stockholders of the Fund and until their successors are elected and qualify:


DIRECTOR                    FOR        WITHHELD
-----------------------------------------------
Kathleen A. Blatz       48,012,328    4,361,447
Pamela G. Carlton       48,016,192    4,357,583
Alison Taunton-Rigby    48,066,839    4,306,953
William F. Truscott     48,159,878    4,213,898
-----------------------------------------------


PROPOSAL 2
To ratify the selection of Ernst & Young LLP as the Fund's independent registered public accounting firm for 2009:


FOR                       AGAINST     ABSTAINING
------------------------------------------------
50,265,316               1,355,190      753,272
------------------------------------------------


PROPOSAL 3
To provide for cumulative voting in the election of directors of the Fund:


FOR                       AGAINST     ABSTAINING
------------------------------------------------
9,152,096               21,866,117     1,889,075
------------------------------------------------




--------------------------------------------------------------------------------
                       TRI-CONTINENTAL CORPORATION -- 2009 SEMIANNUAL REPORT  37

Item 2.  Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                                                       Total Number of     Maximum Number
                                                      Shares Purchased     of Shares that
                                                         as Part of          May Yet Be
                     Total Number                    Publicly Announced   Purchased Under
                       of Shares     Average Price        Plans or           the Plans
Period                 Purchased    Paid Per Share       Programs(1)       or Programs(1)
------------------   ------------   --------------   ------------------   ---------------
1-01-09 to 1-31-09       72,692         $9.92               72,692           3,886,374
2-01-09 to 2-28-09       52,413          8.50               52,413           3,833,961
3-01-09 to 3-31-09      148,348          8.01              148,348           3,685,613
4-01-09 to 4-30-09      107,920          8.68              107,920           3,577,693
5-01-09 to 5-31-09      149,976          9.21              149,976           3,427,717
6-01-09 to 6-30-09       97,858          9.16               97,858           3,329,859

(1) On January 8, 2009, the registrant's Board renewed a modified version of the registrant's stock repurchase program. For 2009, the registrant is authorized to repurchase up to 5% of its outstanding Common Stock directly from stockholders and in the open market, provided that, with respect to shares repurchased in the open market the excess of the net asset value of a share of Common Stock over its market price (the discount) is greater than 10%. The registrant's 2008 stock repurchase program allowed the registrant to repurchase up to 5% of the registrant's outstanding Common Stock during the period directly from stockholders and in the open market, provided that, with respect to shares purchased in the open market, the discount was greater than 5%.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable for semi-annual reports.

(a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

(a)(3) Not applicable.

(b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment
Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Tri-Continental Corporation


By /s/ Patrick T. Bannigan
   ------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date September 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date September 2, 2009


By /s/ Jeffrey P. Fox
   -------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date September 2, 2009